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
                     [PRUDENTIAL LOGO]                                              STRATEGIC PARTNERS VARIABLE ANNUITY APPLICATION
                     Pruco Life Insurance Company, a subsidiary of                       Flexible Payment Variable Deferred Annuity
                     The Prudential Insurance Company of America
====================================================================================================================================
                     On these pages, I, you, and your refer to the contract owner. We, us, and our refer to the Prudential
                     Insurance Company of America ("Prudential") or to the Prudential subsidiary that issued your annuity.
====================================================================================================================================
 1    CONTRACT       Contract number (if any)_______________________________________
      OWNER
      INFORMATION    [ ] Individual  [ ] Corporation  [ ] UGMA/UTMA  [ ] Other  TRUST: [ ] Grantor  [ ] Revocable [ ] Irrevocable

                     Owner's first name                     MI              Last name
                     __________________________________     __              _______________________________________________________

                     Name of Trust/Corporation/Other (if applicable)                 Trust date (mo., day, year)
                     __________________________________________________________      ____   _____    __________

                     Street                                                   Apt.
                     ____________________________________________________     __________________

                     City                                              State               ZIP code
                     ________________________________________________  _____               __________________ - ______________

                     Social Security number/TIN         Date of birth (mo., day, year)    Telephone number
                     __________________________         ____   ______  ______________     _______   ________ - __________________

                     [ ] Female    [ ] U.S. citizen       [ ] I am not a U.S. citizen or resident alien. I am a citizen of
                     [ ] Male      [ ] Resident alien         ____________________________________________________________

                     If a corporation or trust is indicated above, please check the following as it applies.
                     [ ] Tax-exempt entity under IRS Code 501  [ ] Trust acting as agent for an individual under IRS Code 72(u)

====================================================================================================================================

 2    JOINT OWNER    The joint owner can only be the owner's spouse and must be listed as the primary beneficiary.
      INFORMATION
      (if any)       Joint owner's first name              MI             Last name
      Do not         __________________________________   ___             ______________________________________________
      complete if
      you are        Street (Leave address blank if same as owner.)                   Apt.
      opening        ________________________________________________________         __________________
      an IRA.
                     City                                       State             ZIP code
                     ________________________________________   _____             ________________ - __________________

                     Social Security number/TIN       Date of birth (mo., day, year)     Telephone number
                     ___________________________      _____  ________  ____________      ______  ________ - _________

                     [ ] Female      [ ] U.S. citizen    [ ] I am not a U.S. citizen or resident alien. I am a citizen of
                     [ ] Male        [ ] Resident alien      _____________________________________________________________


====================================================================================================================================
 3    ANNUITANT      This section must be completed only if the annuitant is not the contract owner, or if the contract owner is
      INFORMATION    a trust or a corporation.
      (if different
      than the       Annuitant's first name                   MI              Last name
      owner)         ___________________________________     ____             ___________________________________________

                     Street (Leave address blank if same as owner.)                           Apt.
                     _____________________________________________________________            _____________

                     City                                               State             ZIP code
                     ________________________________________________   _____             _______________ - _________________

                     Social Security number/TIN                 Date of birth (mo., day, year)       Telephone number
                     ____________________________________       _____  ________ ____________         ______ _______ - _________

                     [ ] Female      [ ] U.S. citizen    [ ] I am not a U.S. citizen or resident alien. I am a citizen of
                     [ ] Male        [ ] Resident alien      _____________________________________________________________

====================================================================================================================================

Pruco Corporate Office: Pruco Life Insurance Company, Phoenix, AZ 85014 [ORD 99537] Ed. 4/2000

                                   Page 1 of 6

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
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 4    CO-ANNUITANT    Co-Annuitant's first name                      MI             Last name
      INFORMATION     __________________________________________    ____            __________________________________________
      (if any)
      Do not          Social Security number/TIN              Date of birth (mo., day, year)   Telephone number
      complete if     ______________________________________  _____  _______  ______________   ________ ________ - ___________
      you are
      opening         [ ] Female   [ ] U.S. citizen   [ ] I am not a U.S. citizen or resident alien. I am a citizen of
      an IRA.         [ ] Male     [ ] Resident alien     ____________________________________________________________________

====================================================================================================================================
 5    BENEFICIARY     Beneficiary's name (First, MI, Last), if trust, include name of trust and trustee's name  [X] PRIMARY CLASS
      INFORMATION     _____________________________________________________________________________________________________________
      (Please add
      additional      TRUST:  [ ] Revocable  [ ] Irrevocable              Trust date (mo., day, year) _____ _____ ____________
      beneficiaries   Beneficiary's relationship to annuitant ________________________________________________
      in section 19.)
                                                                                               CHECK ONLY ONE: [ ] Primary class
                      Beneficiary's name (First, MI, Last), if trust, include name of trust and trustee's name [ ] Secondary class
                      ____________________________________________________________________________________________________________

                      TRUST:  [ ] Revocable [ ] Irrevocable               Trust date (mo., day, year) ____ ______ _________________

                      Beneficiary's relationship to annuitant _________________________________________________

====================================================================================================================================
 6    ELECTION OF     Complete this section if you want to elect Credit. See section 16 for additional information.
      CREDIT          [ ] Yes, I want Credit.
====================================================================================================================================
 7    DEATH           Check only one option:
      BENEFIT         [ ] Basic Death Benefit
                      [ ] Guaranteed Minimum Death Benefit (GMDB) with a Roll-Up option.
                      [ ] Guaranteed Minimum Death Benefit with an annual Step-Up option.
                      [ ] Guaranteed Minimum Death Benefit with a Roll-Up and an annual Step-Up option.
====================================================================================================================================
 8    GUARANTEED      This is only available if you selected one of the three Guaranteed Minimum Death Benefit options in section 7.
      MINIMUM         [ ] Yes, I would like to elect a Guaranteed Minimum Income Benefit (GMIB).
      INCOME
      BENEFIT
====================================================================================================================================
 9    TYPE OF PLAN    PLAN TYPE
      AND SOURCE      Check all that apply: [ ] Non-qualified [ ] Traditional IRA [ ] Roth IRA/Custodial [ ] Custodial Acct (PSI
      OF FUNDS                                                                                               only)
      (minimum of     --------------------------------------------------------------------------------------------------------------
      $10,000)        SOURCE OF FUNDS:
                      Check all that apply:
                      [ ] Total amount of the check(s) included with this            $____, ______,______.____
                          application. (Make checks payable to Prudential.)
                      [ ] IRA Rollover                                               $____, ______,______.____
                      If Traditional IRA or Roth IRA new contribution(s) for the current and/or previous year, complete the following:
                      $____, ______.____  Year __________________                     $____, ______.____  Year ____________

                      [ ] 1035 Exchange (non-qualified only), estimated amount:           $____, ______,______.____
                      [ ] IRA Transfer (qualified), estimated amount:                     $____, ______,______.____
                      [ ] Direct Rollover (qualified), estimated amount:                  $____, ______,______.____
                      [ ] Roth Conversion IRA, establishment date:*                        ____  ______ ___________
                                                                                           month day    year

                      *  This is the date you originally converted from a traditional IRA to a Roth Conversion IRA. (If omitted, the current tax year will be used). This is required for the IRA five tax year, holding period requirement.

                      A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT WHICH WILL BE
                      REPORTED TO THE INTERNAL REVENUE SERVICE.
====================================================================================================================================
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[ORD 99537] Ed. 4/2000


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10    PURCHASE         Please write in the percentage of your payment that you want to allocate to the following options. The
      PAYMENT          total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW THE APPLICANT MUST INITIAL
      ALLOCATION(S)    THE CHANGES.
      -----------------------------------------------------------------------------------------------------------------------------
      INTEREST RATE OPTIONS                          OPTION          VARIABLE INVESTMENT OPTIONS              OPTION
      (Not available if you elect Credit.)           CODES    %      (continued)                              CODES      %
      -----------------------------------------------------------------------------------------------------------------------------
      1 Year Fixed-Rate Option                       1YRFXD          AIM V.I. Growth & Income Fund            AIMGRI
      -----------------------------------------------------------------------------------------------------------------------------
      Dollar Cost Averaging (DCA) 6 Month*           DCA6            AIM V.I. Value Fund                      AIMVAL
      -----------------------------------------------------------------------------------------------------------------------------
      Dollar Cost Averaging (DCA) 12 Month*          DCA12           Alliance Capital Premier Growth          ALLCAP
      -----------------------------------------------------------------------------------------------------------------------------
      VARIABLE INVESTMENT OPTIONS                                    American Century VP Value                AMCVAL
      -----------------------------------------------------------------------------------------------------------------------------
      Prudential Diversified Bond                    BOND            Davis Value                              DAVVAL
      -----------------------------------------------------------------------------------------------------------------------------
      Prudential Diversified                                         Franklin Small Cap Investments
      Conservative Growth                            DCGRW           Fund - Class 2                           FTSMCP
      -----------------------------------------------------------------------------------------------------------------------------
      Prudential Equity Income                       HIDV            Janus Aspen Series Growth                JANGRW
      -----------------------------------------------------------------------------------------------------------------------------
                                                                     Janus Aspen Series
      Prudential Equity                              STOCK           International Growth                     JANINT
      -----------------------------------------------------------------------------------------------------------------------------
      Prudential Global                              GLEQ            MFS Emerging Growth Series               MFSEMG
      -----------------------------------------------------------------------------------------------------------------------------
      Prudential High Yield Bond                     HYLD            MFS Research Series                      MFSRSR
      -----------------------------------------------------------------------------------------------------------------------------
                                                                     OpCap Advisors OCC Accumulation
      Prudential Jennison                            GROWTH          Trust Managed                            OPPMAN
      -----------------------------------------------------------------------------------------------------------------------------
                                                                     OpCap Advisors OCC Accumulation
      Prudential Money Market                        MMKT            Trust Small Cap                          OPPSMC
      -----------------------------------------------------------------------------------------------------------------------------
      Prudential Small
      Capitalization Stock                           SCAP            T. Rowe Price Equity Income              TREQST
      -----------------------------------------------------------------------------------------------------------------------------
      Prudential Stock Index                         STIX            T. Rowe Price International Stock        TRINST
      -----------------------------------------------------------------------------------------------------------------------------
      Prudential 20/20 Focus                         FOCUS
      ---------------------------------------------------------------
      Warburg Pincus Trust Global
      Post-Venture Capital                           WARVCP          TOTAL                                              100%
      -----------------------------------------------------------------------------------------------------------------------------
      *THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $5,000.
===================================================================================================================================
11    DOLLAR COST    If you elect to use more than one Dollar Cost Averaging option, you must also complete a Dollar Cost
      AVERAGING      Averaging Enrollment Request form (ORD78275).
      PROGRAM        [ ]  DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.

                          TRANSFER FROM: (You cannot transfer from the 1 Year Fixed-Rate option.)*

                          *If you selected the DCA6 or DCA12 option in section 10, only complete the TRANSFER TO information.

                          Option code: ________________                    $____,______,______.____ OR ______%

                          TRANSFER FREQUENCY: [ ] Annually  [ ] Semiannually  [ ] Quarterly  [ ] Monthly

                          TRANSFER TO: (You cannot transfer to the Interest Rate Options.)
                          The total of the two columns must equal 100 percent.

                          OPTION CODE                       PERCENT                 OPTION CODE                       PERCENT
                          __________________________        _____________%          __________________________        _____________%
                          __________________________        _____________%          __________________________        _____________%
                          __________________________        _____________%          __________________________        _____________%

                     I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus, and that upon termination of the DCA6 or DCA12 programs, I will no longer receive the interest at the rate associated with this program.
====================================================================================================================================
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[ORD 99537] Ed. 4/2000


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====================================================================================================================================
12    AUTO-                  [ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix
      REBALANCING                automatically adjusted as allocated in section 10 under my variable investment options.

                                 Adjust my portfolio: [ ] Annually [ ] Semiannually [ ] Quarterly [ ] Monthly

                                 Please specify the start date if different than the contract date:   _______    ______   __________
                                                                                                      month      day      year
====================================================================================================================================
13    TELEPHONE              We will accept your transfers and reallocations over the telephone. Please indicate below if you wish
      TRANSFER               to extend authority as follows.
                             [ ] I authorize Prudential to accept telephone transfers and reallocation instructions from my
                                 Registered Investment Advisor.
====================================================================================================================================
14    AGGREGATION            [ ] I have purchased another non-qualified annuity from Prudential or an affiliated company this
      (non-qualified             calendar year.
      annuities only)        Contract number _______________________________
====================================================================================================================================
15    REPLACEMENT            THIS SECTION MUST BE COMPLETED.
      (Please enter
      additional             Will the proposed annuity contract replace any existing insurance policy(ies)
      comments in            or annuity contract(s)?                                                                [ ] Yes [ ] No
      section 19.)
                             If yes, provide the following information for each policy or contract and attach all applicable
                             Prudential disclosure and state replacement forms.

                             Company name
                             ___________________________________________________________________________

                             Policy or contract number                Year of issue                 Name of plan (if applicable)
                             _________________________________        _____  _____  ____________    _______________________________
                                                                      month  day    year

                             THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.

                             Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity
                             in any company?                                                                       [ ] Yes  [ ] No

====================================================================================================================================
16    FEATURES AND           Please note that you have various options available under this annuity contract. You have made choices
      COSTS OF A             concerning: 1) the addition of a credit to your purchase payment; 2) the Death Benefit available to
      STRATEGIC              your beneficiaries; and 3) the Guaranteed Minimum Income Benefit available to provide a guaranteed
      PARTNERS               payout at annuitization. Each of these choices has both costs and benefits associated with it.
      VARIABLE
      ANNUITY                The following is a summary of the costs, which you should review before signing this application. If you have any questions, please consult with your representative and review the contract or prospectus, which contains a more complete explanation of these features.

                                    CREDIT. a) The addition of the Credit to your purchase payment results in a longer surrender charge period for your contract. The surrender charge period is nine years, rather than for seven years should you elect not to receive the Credit. b) The Credit that is added to your purchase payment vests over the surrender charge period. If you make a withdrawal, or if certain other events occur during the period in which the Credit associated with that purchase payment is still vesting, you will receive only the vested portion of the Credit. We will recapture the non-vested portion of the Credit according to the vesting schedule. c) If the Credit is elected, no fixed investment options are available under your contract. This includes the Dollar Cost
                                    Averaging Fixed Interest Rate Investment Option. d) If the Credit is elected, the commission paid to your representative in connection with your purchase is lower than if you had not elected the Credit.

                                    GUARANTEED MINIMUM DEATH BENEFIT (GMDB). The Insurance Charge for the contract is 1.40 percent if you do not elect a GMDB. There is an additional charge for a GMDB which depends on the GMDB option that you choose. If you chose either the GMDB with a Roll-Up option or the GMDB with an annual Step-Up option, there is an additional charge of 0.20 percent. If you chose the GMDB with a Roll-Up and annual Step-Up option there is an additional charge of 0.30 percent.

                                                                                                                         (continued)
====================================================================================================================================
---------
ORD 99537   Ed. 4/2000
---------
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16    FEATURES AND              GUARANTEED MINIMUM INCOME BENEFIT (GMIB). a) This feature is only available if you also chose a GMDB
      COSTS OF A                feature. For this feature, there is an additional charge of 0.25 percent. b) There is a waiting
      STRATEGIC                 period for exercising the GMIB payout option which ranges from 10 to 15 years. c) If the GMIB is
      PARTNERS                  utilized, your annuity payout options are limited to a life with period certain option on either an
      VARIABLE                  individual life or joint and survivor basis (only if there is a co-annuitant).
      ANNUITY
      (continued)         For a more complete explanation of the terms and conditions discussed in this section, you should refer to your contract or prospectus.

                          I acknowledge that I have read and that I understand the information contained in section 16.

                          X
                           ------------------------------------------------------------     _______    ____    __________
                             Contract owner's signature and date                             month     day        year

                          X
                           ------------------------------------------------------------     _______    ____    __________
                             Joint owner's signature (if applicable) and date                month     day        year

====================================================================================================================================
17    SIGNATURE(S)        If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                          No representative can make or change a contract or waive any of the rights.

                          I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                          [ ]   If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

                          [ ]   If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                          [ ]   Check here to request a Statement of Additional Information.

                          Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

                          CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

                          VIRGINIA: Any person who, with the intent to defraud or knowing that he or she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

                          COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the
                          Colorado Division of Insurance within the Department of Regulatory Agencies.

                          MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR
                          IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                          I understand it is my responsibility to remove the minimum distribution from the purchase payment prior to sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

                          By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s)
                          possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                                                                                                                         (continued)
====================================================================================================================================
----------
ORD 99537       Ed. 4/2000
----------

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
====================================================================================================================================
17     SIGNATURE(S)       OWNER'S TAX CERTIFICATION
       (continued)
                          ----------------------------------------------------------------------------------------------------------
                          Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct taxpayer identification number. I HAVE / HAVE NOT (circle one) been notified by the
                          Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.
                          ----------------------------------------------------------------------------------------------------------
                                      THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                          DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
                          ----------------------------------------------------------------------------------------------------------
                          We must have both the contract owner's and annuitant's signatures even if this contract is owned by a
                          Trust, Corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                          X
                              ---------------------------------------------------------       _____    ____    __________
                              Contract owner's signature and date                             month    day     year
                          X
                              ---------------------------------------------------------       _____    ____    __________
                              Joint owner's signature (if applicable) and date                month    day     year
                          X
                              ---------------------------------------------------------       _____    ____    __________
                              Annuitant's signature (if applicable) and date                  month    day     year
                          X
                              ---------------------------------------------------------       _____    ____    __________
                              Co-annuitant's signature (if applicable) and date               month    day     year

                              ---------------------------------------------------------
                              Signed at (city, state)
====================================================================================================================================
18     REPRESENTATIVE'S       This application is submitted in the belief that the purchase of this contract is appropriate for the
       SIGNATURE              applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                              The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                              ---------------------------------------------------------       __________________________________
                              Representative's name                                           Rep's contract/FA number
                           X
                              ---------------------------------------------------------       _____   ____        __________
                              Representative's signature and date                             month   day         year

                              ---------------------------------------------------------       __________________________________
                              Second representative's name                                    Rep's contract/FA number
                           X
                              ---------------------------------------------------------       _____   ____        __________
                              Second representative's signature and date                      month   day         year

                              ---------------------------------------------------------  _______  ________ - ___________________
                              Branch/field office name and code                          Representative's telephone number

====================================================================================================================================
19     ADDITIONAL
       REMARKS
                         -----------------------------------------------------------------------------------------------------------

                         -----------------------------------------------------------------------------------------------------------

                         -----------------------------------------------------------------------------------------------------------

====================================================================================================================================
                          STANDARD      PRUDENTIAL ANNUITY SERVICE CENTER           OVERNIGHT   PRUDENTIAL ANNUITY SERVICE CENTER
                          MAIL TO:      PO BOX 7590                                 MAIL TO:    2101 WELSH ROAD
                                        PHILADELPHIA, PA 19101                                  DRESHER, PA 19025

                          If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday
                          through Friday between 8:00 a.m. to 9:00 p.m. Eastern time.

====================================================================================================================================
----------
ORD 99537         Ed. 4/2000
----------
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